                                                                   EXHIBIT 4.4c

                  AMENDMENT NO. 4, dated as of March 31, 2003 (this
            "Amendment"), in respect of the Credit Agreement dated as of July 16, 1999, as amended and restated as of July 17, 2000, as further amended by Amendment No. 3 dated as of May 30, 2002 (as heretofore amended, the "Credit Agreement" and, as amended by this Amendment, the "Amended Credit Agreement"), among Gartner, Inc. (the "Borrower"), the Lenders party thereto and JPMorgan Chase Bank, as Administrative Agent (in such capacity, the "Administrative Agent").

      The Borrower has requested that the Credit Agreement be amended to effect the amendment set forth below, and the parties hereto are willing so to amend the Credit Agreement. Each capitalized term used but not defined herein has the meaning assigned thereto in the Amended Credit Agreement.

      In consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:

      SECTION 1. Amendment. Upon the effectiveness of this Amendment as provided in Section 3 below, the Credit Agreement shall be amended as follows:

      (a) Section 6.08 of the Credit Agreement is hereby amended by replacing the phrase "after May 29, 2002 does not exceed $50 million" in clause (vii) therein with the phrase "after March 31, 2003 does not exceed $50 million".

      SECTION 2. Representations and Warranties. The Borrower represents and warrants as of the date hereof to each of the Lenders that:

      (a) Before and after giving effect to this Amendment, the representations and warranties set forth in the Credit Agreement and the other Loan Documents are true and correct in all material respects with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

      (b) Immediately before and after giving effect to this Amendment, no Event of Default or Default has occurred and is continuing.

      SECTION 3. Conditions to Effectiveness. The amendment set forth in Section 1 of this Amendment shall become effective, as of the date hereof, on the date (the "Amendment Closing Date") on which the Administrative Agent shall have received (a) counterparts of this Amendment that, when taken together, bear the signatures of the Borrower, the Administrative Agent, the Subsidiary Loan Parties and the Required Lenders, (b) an amendment fee, for distribution to each Lender that has returned a signed counterpart of this Amendment to the Administrative Agent or its counsel by 5:00 p.m. New York City time on March 31, 2003, equal to 0.125% of the aggregate Commitments of each such signing Lender and (c) payment of all fees and expenses (to the extent invoiced prior to the Amendment Closing Date) payable to JPMorgan Chase Bank and J.P. Morgan Securities Inc. in connection with this Amendment. The provisions of Section 1 shall terminate and cease to be of any force or effect if the Amendment Closing Date shall not have occurred on or prior to March 31, 2003.

      SECTION 4. Agreement. Except as specifically stated herein, the provisions of the Credit Agreement are and shall remain in full force and effect. As used therein, the terms "Credit Agreement", "herein", "hereunder", "hereinafter", "hereto", "hereof" and words of similar import shall, unless the context otherwise requires, refer to the Amended Credit Agreement. The Subsidiary Loan Parties are executing this Amendment to confirm that their obligations under the Guarantee Agreement, the Pledge Agreement and the Indemnity, Subrogation and Contribution Agreement remain in full force and effect with respect to the Amended Credit Agreement and all references in the Guarantee Agreement, the Pledge Agreement and the Indemnity, Subrogation and Contribution Agreement to the Credit Agreement shall hereafter be deemed to refer to the Amended Credit Agreement.

      SECTION 5. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

      SECTION 6. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.

      SECTION 7. Expenses. The Borrower agrees to reimburse the Administrative Agent for all reasonable out-of-pocket expenses incurred by it in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

                                       GARTNER, INC.,
                                       by /s/ Lisa Nadler
                                          ----------------
                                       Name:   Lisa Nadler
                                       Title:  SVP, Treasurer

                                       COMPUTER AND COMMUNICATION
                                       INFORMATION GROUP, INC.,
                                       by /s/ Lisa Nadler
                                          ----------------
                                       Name:   Lisa Nadler
                                       Title:  SVP, Treasurer

                                       DATAQUEST INCORPORATED,
                                       by /s/ Lisa Nadler
                                          ----------------
                                       Name:   Lisa Nadler
                                       Title:  SVP, Treasurer

                                       GARTNER (KOREA) INC.,
                                       by /s/ Lisa Nadler
                                          ----------------
                                       Name:   Lisa Nadler
                                       Title:  SVP, Treasurer

                                       DECISION DRIVERS, INC.,
                                       by /s/ Lisa Nadler
                                          ----------------
                                       Name:   Lisa Nadler
                                       Title:  SVP, Treasurer

                                       GARTNER FUND I, INC.,
                                       by /s/ Lisa Nadler
                                          ----------------
                                       Name:   Lisa Nadler
                                       Title:  SVP, Treasurer

                                       GARTNER ENTERPRISES LTD.,
                                       by /s/ Lisa Nadler
                                          ----------------
                                       Name:   Lisa Nadler
                                       Title:  SVP, Treasurer

                                       GARTNER SHAREHOLDINGS INC.,
                                       by /s/ Lisa Nadler
                                          ----------------
                                       Name:   Lisa Nadler
                                       Title:  SVP, Treasurer

                                       G.G. GLOBAL HOLDINGS, INC.,
                                       by /s/ Lisa Nadler
                                          ----------------
                                       Name:   Lisa Nadler
                                       Title:  SVP, Treasurer

                                       G.G CREDIT INC.,
                                       by /s/ Lisa Nadler
                                          ----------------
                                       Name:   Lisa Nadler
                                       Title:  SVP, Treasurer

                                       G.G. WEST CORPORATION,
                                       by /s/ Lisa Nadler
                                          ----------------
                                       Name:   Lisa Nadler
                                       Title:  SVP, Treasurer

                                       GRIGGS-ANDERSON, INC.,
                                       by /s/ Lisa Nadler
                                          ----------------
                                       Name:   Lisa Nadler
                                       Title:  SVP, Treasurer

                                       THE RESEARCH BOARD, INC.,
                                       by /s/ Lisa Nadler
                                          ----------------
                                       Name:   Lisa Nadler
                                       Title:  SVP, Treasurer

                                       THE WARNER GROUP,
                                       by /s/ Lisa Nadler
                                          ----------------
                                       Name:   Lisa Nadler
                                       Title:  SVP, Treasurer

                                       VISION EVENTS INTERNATIONAL,
                                       INC.,
                                       by /s/ Lisa Nadler
                                          ----------------
                                       Name:   Lisa Nadler
                                       Title:  SVP, Treasurer

                                       G.G CANADA, INC.,
                                       by /s/ Lisa Nadler
                                          ----------------
                                       Name:   Lisa Nadler
                                       Title:  SVP, Treasurer

                                       JPMORGAN CHASE BANK,
                                       individually and as
                                       Administrative Agent,
                                       By /s/ T. David Short
                                          ------------------
                                       Name:   T. David Short
                                       Title:  Vice President

                                       Signature Page to GARTNER,
                                       INC.
                                       Amendment No. 4 dated as of
                                       March 31, 2003

                                       Name of Institution

                                       Banco Espirito Santo S.A., Nassau Branch

                                       By /s/ Andrew M. Orsen
                                          -------------------
                                       Name:   Andrew M. Orsen
                                       Title:  Vice President

                                       By /s/ Terry R. Hull
                                          -----------------
                                       Name:   Terry R. Hull
                                       Title:  Senior Vice President

                                       Signature Page to GARTNER,
                                       INC.
                                       Amendment No. 4 dated as of
                                       March 31, 2003

                                       Name of Institution

                                       Bank of America, N.A.

                                       by          /s/ John E. Williams
                                                   --------------------
                                       Name:       John E. Williams
                                       Title:      Managing Director

                                       Signature Page to GARTNER,
                                       INC.
                                       Amendment No. 4 dated as of
                                       March 31, 2003

                                       Name of Institution

                                       Bank Leumi USA

                                       By /s/ Shirly Yechilevich
                                          --------------------------------
                                       Name:   Shirly Yechilevich
                                       Title:  AVP

                                       By /s/ Michaela Klein
                                          --------------------------------
                                       Name:   Michaela Klein
                                       Title:  SVP

                                       Signature Page to GARTNER,
                                       INC.
                                       Amendment No. 4 dated as of
                                       March 31, 2003

                                       Name of Institution

                                       The Bank of New York

                                       By /s/ Robert W. Pierson
                                          ---------------------
                                       Name:   Robert W. Pierson
                                       Title:  Vice President

                                       Signature Page to GARTNER,
                                       INC.
                                       Amendment No. 4 dated as of
                                       March 31, 2003

                                       Name of Institution

                                       The Bank of Nova Scotia

                                       By /s/ John W. Campbell
                                          --------------------
                                       Name:   John W. Campbell
                                       Title:  Managing Director

                                       Signature Page to GARTNER,
                                       INC.
                                       Amendment No. 4 dated as of
                                       March 31, 2003

                                       Name of Institution

                                       Bank One

                                       By /s/ James W. Peterson
                                          ---------------------
                                       Name:   James W. Peterson
                                       Title:  Director

                                       Signature Page to GARTNER,
                                       INC.
                                       Amendment No. 4 dated as of
                                       March 31, 2003
                                       Name of Institution

                                       Citizens Bank of Massachusetts

                                       By /s/ William M. Clossey
                                          ----------------------
                                       Name:   William M. Clossey
                                       Title:  Assistant Vice President

                                       Signature Page to GARTNER,
                                       INC.
                                       Amendment No. 4 dated as of
                                       March 31, 2003
                                       Name of Institution

                                       Comerica Bank

                                       By /s/ Stacey V. Judd
                                          ------------------
                                       Name:   Stacey V. Judd
                                       Title:  Account Officer

                                       Signature Page to GARTNER,
                                       INC.
                                       Amendment No. 4 dated as of
                                       March 31, 2003

                                       Name of Institution

                                       Credit Suisse First Boston

                                       By /s/ Christopher Lally

                                       Name:   Christopher Lally
                                       Title:  Vice President

                                       By /s/ Guy M. Baron
                                          ----------------
                                       Name:   Guy M. Baron
                                       Title:  Associate

                                       Signature Page to GARTNER,
                                       INC.
                                       Amendment No. 4 dated as of
                                       March 31, 2003

                                       Name of Institution

                                       Deutsche Bank AG New York
                                       Branch and/or Cayman Islands
                                       Branch

                                       By /s/ David G. Dickinson Jr.
                                          --------------------------
                                       Name:   David G. Dickinson Jr.
                                       Title:  Vice President

                                       By /s/ William W. McGinty
                                          ----------------------
                                       Name:    William W. McGinty
                                       Title:   Director

                                       Signature Page to GARTNER,
                                       INC.
                                       Amendment No. 4 dated as of
                                       March 31, 2003

                                       Name of Institution

                                       Fleet National Bank

                                       By /s/ John Desmond
                                          -----------------
                                       Name:   John Desmond
                                       Title:  Director

                                       Signature Page to GARTNER,
                                       INC.
                                       Amendment No. 4 dated as of
                                       March 31, 2003

                                       Name of Institution

                                       IBM CREDIT LLC, formerly
                                       IBM CREDIT CORPORATION

                                       By /s/ Steven A. Flanagan
                                          ----------------------
                                       Name:   Steven A. Flanagan
                                       Title:  Manager, Special Leasing

                                       Signature Page to GARTNER,
                                       INC.
                                       Amendment No. 4 dated as of
                                       March 31, 2003

                                       Name of Institution

                                       PEOPLE'S BANK

                                       By /s/ David K. Sherrill
                                          ---------------------
                                       Name:   David K. Sherrill
                                       Title:  Vice President

                                       Signature Page to GARTNER,
                                       INC.
                                       Amendment No. 4 dated as of
                                       March 31, 2003

                                       Name of Institution

                                       SUNTRUST BANK

                                       By /s/ Frank A. Coe
                                          ----------------
                                       Name:   Frank A. Coe
                                       Title:  Vice President

                                       Signature Page to GARTNER,
                                       INC.
                                       Amendment No. 4 dated as of
                                       March 31, 2003

                                       Name of Institution

                                       WACHOVIA BANK, NATIONAL ASSOCIATION

                                       By /s/ Daniel L. Evans
                                          -------------------
                                       Name:   Daniel L. Evans
                                       Title:  Managing Director